UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2007

Volcano Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52045 (Commission File Number)	33-0928885 (I.R.S. Employer Identification No.)

2870 Kilgore Road Rancho Cordova, California (Address of principal executive offices)	95670 (Zip Code)

(800) 228-4728 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) Effective July 12, 2007, Carlos A. Ferrer resigned from the Board of Directors of Volcano Corporation (the “Company”). At the time of his resignation, Mr. Ferrer served in the class of directors whose term of office expires at the Company’s 2010 Annual Meeting of Stockholders. Mr. Ferrer’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcano Corporation
	By:	/s/ John T. Dahldorf
John T. Dahldorf
Date: July 12, 2007		Chief Financial Officer